                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.

                             CONFIDENTIAL TREATMENT
                        PDF SOLUTIONS, INC. HAS REQUESTED
                        THAT THE MARKED PORTIONS OF THIS
                        DOCUMENT BE ACCORDED CONFIDENTIAL
                      TREATMENT PURSUANT TO RULE 406 UNDER
                     THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                   EXHIBIT 10.18


                               PDF SOLUTIONS, INC.

                         SOFTWARE SITE LICENSE AGREEMENT




      This SOFTWARE SITE LICENSE AGREEMENT is made as of ************* (this "AGREEMENT") between PDF SOLUTIONS, INC., a corporation organized and existing under the laws of the State of California ("LICENSOR"), whose address is 333 West San Carlos Street, Suite 700, San Jose, California, U.S.A. and TOSHIBA CORPORATION, a corporation organized and existing under the laws of Japan (the "CUSTOMER"), whose address is 1-1 Shibaura 1-chome, Minato-ku, Tokyo 105-01, Japan.

                                    RECITALS:

      WHEREAS, Licensor has previously licensed to Customer certain of the computer software packages identified on Schedule A hereto (the "SOFTWARE PRODUCT") including end-user manuals and documentation, for use on a single central processing unit pursuant to prior agreements between Licensor and Customer.

      WHEREAS, Licensor and Customer wish to enter into a site or enterprise license providing for a license of the Software Product by all employees of Customer on Customer's central processing units, and to have all copies of Software Product used by Customer covered under this Agreement.

      WHEREAS, this Agreement shall govern the relationship between both parties with regard to any Software Product used by Customer.

      NOW, THEREFORE, in consideration of the mutual promises contained herein, Licensor and Customer agree as follows:

1.    SOFTWARE PRODUCT LICENSE.

      (a)   GRANT.

            (i) Licensor hereby grants to Customer a non-exclusive and non-transferable license, without the right to sublicense, to use the Software Product solely on the central processing units and other equipment owned or operated by Customer on which the Software Product is designated to be used and set forth in Schedule A (the "DESIGNATED EQUIPMENT"), and only for Customer's own internal business use in the integrated circuit manufacturing and design business. This Software Product License shall govern the license of all Software Product licensed or used by Customer whether previously or hereafter provided or licensed by Licensor to

Customer and shall replace any prior agreements entered into between Licensor and Customer relating to licensing of copies the Software Product previously delivered.

            (ii) Subject to the provisions of Section 8, the term of the Software Product License shall be for a period of three (3) years commencing on January 1, 2001 after which period the Software Product License shall terminate unless extended by mutual agreement between the parties.

            (iii) Customer shall not make the Software Product available to any other party except (i) its subsidiaries in which Customer maintains a fifty percent (50%) or greater ownership interest (but only for so long as Customer retains such a percentage interest), by time-sharing or otherwise or (ii) others who use the Software Product on Designated Equipment on Customer's premises for the purposes specified in this Agreement and who agree in writing to maintain the confidentiality of Licensor Information (as defined in Section 3(a). Customer shall not use the Software Product to process any data other than its own.

            (iv) Customer shall not operate the Software Product on any central processing unit other than the Designated Equipment, without the prior written consent of Licensor.

            (v) Customer acknowledges that it is receiving only a limited license to use the Software Product and related documentation and that Licensor retains all right, title and interest in and to the Software Product and related documentation, including all patent, copyright, trade secret and other intellectual property rights and any corrections, bug fixes, enhancements, updates or other modifications, whether made by Licensor, Customer or any third party.

            (vi) Licensor shall grant to Customer, free of additional charge, a license to use the interface and the related documentation therefor which is developed by Licensor only for Customer. Such interface and documentation shall constitute Software Product licensed under this Agreement.

      (b) RISK OF LOSS. Licensor assumes the risk of loss or injury to the Software Product until delivered to Customer. Thereafter, the risk of loss and damage to the Software Product (except for replacement of defective items as set forth in Section 5 hereof relating to warranties) shall be upon Customer. Customer hereby assumes full responsibility for the selection, installation and, subject to Section 4, maintenance of the Software Product.

      (c) COPIES. In addition to such copies as are installed on Designated Equipment, Customer may make one (1) copy of each item of the Software Product for backup purposes only.

      (d) REVERSE ENGINEERING. Customer agrees that only Licensor shall have the right to maintain, enhance or otherwise modify the Software Product. Customer shall not cause or permit the decompilation, disassembly, modification or reverse engineering of all or any part of the Software Product and shall not attempt to do so. Customer further acknowledges that the Product Software incorporates certain tracking software (the "TRACKING SOFTWARE") designed to track use of the Product Software and the fees payable hereunder. Customer shall not amend or modify

                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.



such tracking software or take any other action which might disable or alter such tracking features or the results obtained therefrom.

2.    PAYMENTS TO BE MADE BY CUSTOMER.

      (a) PAYMENTS. Customer shall pay the charges for the Software Product in the amounts and at the times indicated in Schedule B hereto.
********************************************************************************
********************************************************************************
********************* Customer shall hold Licensor harmless from all claims and liabilities arising from Customer's failure to report or pay any such taxes, duties and assessments subject to the following conditions and procedures.
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
**********************************************. Licensor agrees that the payment may be made by Toshiba America Incorporated on Customer's behalf provided that such payment is made in accordance with the conditions required by Customer under this Agreement.

      (b) AUDITING. In furtherance of any and all of Licensor's rights under this Agreement, Customer shall, upon forty-eight (48) regular business hours prior notice and no more than once during any twelve (12) month period, provide Licensor with sufficient access to the data generated by and results of the Tracking Software and shall provide such materials, documentation, reports and other information as Licensor shall request to support and prove the usage of and number of copies made under this Agreement and Customer's compliance with the other provisions of this Agreement. Following delivery of such data, results and other materials, if Licensor is not reasonably satisfied with such proof and should Licensor reasonably request, Customer shall permit an independent third party mutually acceptable to Licensor and Customer to enter upon Customer's premises to audit Customer's compliance with the terms of this Agreement at Licensor's expense.

3.    CONFIDENTIALITY AND USE OF SOFTWARE PRODUCT.

      (a) GENERAL. Customer acknowledges that it has no proprietary interest in or right to use the Software Product except in accordance with the terms of the Software Product License granted in this Agreement. Customer agrees that, during the term of this Agreement and thereafter, it will hold the Software Product, the terms of this Agreement and any other confidential information of the Licensor that may come into Customer's possession ("LICENSOR INFORMATION") in confidence, that it will not sell, license, sublicense, publish, display, distribute, disclose or otherwise make the Licensor Information or any part thereof available to any third party except employees of Customer within the scope of their employment and to others under a duty of confidence to Customer while on Customer's premises, and that it will take all reasonable steps and precautions to maintain the confidentiality of the Licensor Information.

            Notwithstanding the foregoing, information received by Customer in connection with this Agreement shall not be considered Licensor Information if:

            (i) The information is known by written records to Customer at the time of disclosure; or

            (ii) The information is or becomes public knowledge other than through the unauthorized disclosure by Customer; or

            (iii) The information is rightfully received from a third party who has the right to disclose the information; or

            (iv) The information is specifically excluded from Licensor Information by Licensor's prior written approval; or

            (v) The information is independently developed by Customer without prior knowledge of the Licensor's information.

      (b) SPECIFIC. Without limiting the foregoing, Customer further agrees as follows:

            (i) It will not use the Software Product or any part thereof on any central processing unit other than Designated Equipment, or at any location other than Customer's business addresses, except as indicated in Section 1(a) of this Agreement.

            (ii) It will not remove or permit to be removed from any item included in the Software Product any notice placed thereon by Licensor indicating the confidential or proprietary nature thereof.

            (iii) Other than copies installed pursuant to Section 1(a)(i) and the backup copy permitted by Section 1(c), it will not copy or duplicate by any means the Software Product or any part thereof without the prior written consent of Licensor. Any copy made by Customer shall include all copyright or other proprietary notices of Licensor included in or on the original Software Product provided by Licensor. Customer shall keep a record of each copy made, where such copy is located and in whose custody it is, and shall provide to Licensor a monthly report specifying all additional central processing units on which the Product Software is installed and designated to be used under Section 1(a).

            (iv) It will restrict all use of the information provided hereunder solely to the field of use defined and granted herein, and will not use any information in tangible or intangible form which has been or may be delivered or disclosed to Customer or Customer's employees by Licensor or Licensor's employees for the purpose of creating or attempting to create, or permitting others to create or attempt to create, any product similar to the Software Product or any part thereof.

            (v) It will limit access to the Software Product to only those employees of Customers and others who who need access thereto for the purposes specified in this Agreement and who have agreed in writing to protect the confidentiality of the Licensor Information in the manner set forth in this Section

            (vi) It will not copy any source code received by it from Licensor, and it will take all necessary steps to assure that no copies are made by employees or third parties.

            (vii) To protect and maintain the confidentiality of the Licensor Information, it will take precautions at least as stringent as it uses to protect its own confidential information.

      (c) DISCLOSURE. Licensor recognizes that under certain circumstances, Customer may be required by judicial order, regulatory authority, or in order to satisfy its auditors, to disclose certain information about the Software Product, and Licensor hereby consents to such disclosure, provided that:

            (i) If the disclosure is to be to a governmental authority or pursuant to judicial order, Customer shall notify Licensor within forty-eight
(48) regular business hours after Customer receives such a notice, and

            (ii) If such request is by Customer's auditors, then before any disclosure is made, Customer shall obtain from such auditors a covenant and agreement to respect the confidentiality required by this Section 3. Upon request, Licensor shall provide forms for this purpose.

4. UPDATES, SUPPORT AND MAINTENANCE. Customer shall receive modifications and updates to the Software Product, including updates to user documentation, and advice by telephone or mail and other support and maintenance services with respect thereto in accordance with the terms of a separate Software Maintenance Agreement executed simultaneously with the execution of this Agreement. Such modifications, updates, support and maintenance will be provided without additional charges beyond those set forth in this Agreement, except as specifically provided in the Software Maintenance Agreement.

5.    EXPRESS WARRANTIES AND EXCLUSION OF IMPLIED WARRANTIES.

      (a) AUTHORITY. Licensor warrants that it has the right to grant the license of the Software Product granted in this Agreement.

      (b) INFRINGEMENT ACTIONS. Licensor will defend at its expense any action brought against Customer to the extent that it is based on a claim that the Software Product constitutes infringement of any patent, copyright, or other intellectual proprietary rights in the United States and Japan, and Licensor will pay all damages and costs reasonably incurred by Customer in such action which are attributable to such claims, provided that Licensor is informed in writing and furnished a copy of each communication, notice or other action relating to the alleged infringement and is given authority, information and assistance (at Licensor's expense) necessary to defend or settle such claim. Should the Software Product become, or in Licensor's opinion be likely to become, the subject of a claim of infringement of any United States and/or Japanese patent, copyright, or other intellectual proprietary rights, then Licensor may at its option (i) procure for Customer the right to use the Software Product free of any liability for infringement or (ii) replace such Software Product with non-infringing substitutes otherwise complying substantially with all of the requirements of this contract. In the event that Licensor attempts in good faith but is unable to resolve such infringement, Licensor may terminate this Agreement and shall refund to Customer a prorated portion of the amount Customer has paid to Licensor based upon the portion of the year that customer has had use of the Software Product prior to such termination.

      Licensor will not be obligated to defend or be liable for costs and damages if the infringement arises out of any software developed by Licensor in compliance with the Customer's specifications or a modification of the Software Product after delivery by Licensor.

      (c) PATENTS AND COPYRIGHTS. If any action is brought against Licensor, based on a claim that any software developed by Licensor in compliance with Customer's specifications and supplied to Customer directly infringes any duly issued United States patent, copyright, or other proprietary right in the United States, then the indemnity obligation herein stated with respect to Licensor shall reciprocally apply with respect to Customer with respect to such claim of infringement.

      (d) CONFORMITY AND DOCUMENTATION. Licensor warrants that the Software Product will, when delivered, conform to the documentation therefor provided by Licensor. If, within 60 days after delivery of the Software Product, Customer reports an alleged defect in the Software Product, Licensor's qualified personnel will attempt to verify the defect and, within thirty (30) days (determined in light of the nature and scope of the alleged defect), after confirming the existence of a defect, Licensor shall correct the defect in the Software Product or provide Customer with an avoidance procedure to correct the defect.

      (e)   EXTENT OF LIABILITY.

            (i) THE PROVISIONS OF SECTIONS 5(b) AND (c) STATE THE SOLE AND EXCLUSIVE LIABILITY OF THE PARTIES HERETO FOR PATENT AND COPYRIGHT INFRINGEMENT AND IS IN LIEU OF ALL CONDITIONS OR WARRANTIES EXPRESSED, IMPLIED, STATUTORY OR OTHERWISE IN REGARD THERETO.

            (ii) THE FOREGOING WARRANTIES DO NOT APPLY TO THE SOFTWARE PRODUCT IF LOCATED OR USED IN A MANNER INCONSISTENT WITH ANY TERMS OR LIMITATIONS OF THIS AGREEMENT. EXCEPT FOR THE EXPRESS WARRANTIES STATED IN THIS AGREEMENT, LICENSOR DISCLAIMS ALL OTHER CONDITIONS AND WARRANTIES, WHETHER EXPRESSED, IMPLIED OR STATUTORY INCLUDING ALL IMPLIED CONDITIONS OR WARRANTIES INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

6. LIMITATION OF DAMAGES. In no event will Licensor be liable for any damages arising from performance or non-performance of the Software Product or for any lost profits, loss of use, loss of data, cost of procurement of substitute goods or services, or other consequential,

                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


incidental, special, indirect or exemplary damages, however caused and under any theory of liability, even if Licensor has been advised of the possibility of such damage, or for any claim against the Customer by any other party, except as provided for in Section 5 with respect to infringement of the rights of others. In no event shall Licensor's liability for any cause exceed the aggregate amount paid by Customer to Licensor pursuant to this Agreement except for personal injury or death resulting from Licensor's gross negligence or willful misconduct. Customer acknowledges that the amounts payable hereunder are based in part on these limitations and further agrees that these limitations shall apply notwithstanding any failure of essential purpose of any limited remedy.

7. NONTRANSFERABILITY. Customer shall not assign, sublicense, extend or other-wise transfer in whole or in part this Agreement or any license granted hereunder without written consent of Licensor to such transfer which consent shall not be unreasonably withheld. Licensor will notify Customer in writing prior to transferring or assigning this Agreement and Licensor will not be released from its obligations hereunder without written consent of Customer to such transfer or assignment. As used in the preceding sentence, "Customer" means only the specific entity that has executed this Software License Agreement as Customer.

8.    DEFAULT; EFFECT OF TERMINATION.

      (a) DEFAULT; TERMINATION BY CUSTOMER. Customer shall be in default hereunder upon the occurrence of any of the following events: (i) any sum of money owed by Customer hereunder is not paid when due; (ii) Customer breaches any provision of this Agreement relating to the non-disclosure or limited use of confidential or proprietary information; or (iii) there occurs any material violation of or failure to perform any other term of this Agreement to be performed by Customer which is not remedied by Customer within thirty (30) days after notice of such violation or failure has been given by Licensor to Customer. Upon the occurrence of any such default, Licensor may terminate the Software Product License granted in this Agreement and all sums of money owed by Customer hereunder shall thereupon become due and payable to Licensor within thirty (30) days. When the Software Product License granted in this Agreement shall terminate due to violations of this Agreement without notice of termination, such termination shall be effective as of the date upon which Customer ceases to use the Software Product, and Licensor shall at all times thereafter have the same rights and remedies as Licensor would have in the event the Software Product License were terminated by virtue of a default by Customer with notice having been given.

      (b) NON-WAIVER. The exercise or non-exercise of any right granted to Licensor or to Customer under the terms of this Section 8 or under any other provision of this Agreement shall not operate as a waiver of any right which may subsequently accrue to Licensor or Customer under any provision of this Agreement and shall not preclude the exercise by Licensor or Customer of any other rights or remedies which either Licensor or Customer may have in law or equity or under the terms of this Agreement.

      (c) SURVIVAL. The provisions of this Agreement relating to confidentiality shall survive for a period of *********** after the termination of the Software Product License. The

                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


provisions of this Agreement relating to payments due, extent of liability, limitation of damages, governing law and arbitration as well as this Section 8 shall survive the termination of the Software Product License.

      (d) DISPOSITION OF SOFTWARE AND LICENSOR INFORMATION. Upon the termination of the Software Product License, Customer agrees to return to Licensor all copies of tangible portions of the Software Product and any material containing or pertaining to the Licensor Information delivered or disclosed to Customer by Licensor pursuant to the terms of this Agreement, or otherwise, as well as any copies made by Customer. Title to the Software Product and any changes, modifications or improvements made or developed with regard to the Software Product, whether or not made or developed at Customer's request, shall remain the property of Licensor and shall be deemed to have been part of the Software Product, as of the date of this Agreement.

9. ACCEPTANCE BY LICENSOR; ENTIRE AGREEMENT; AMENDMENTS. This Agreement shall not be effective until accepted in writing by Licensor at its office set forth in this Agreement. This Agreement constitutes the entire agreement and understanding between Licensor and Customer concerning the subject matter hereof, and cancels, terminates and supersedes all prior written and oral understandings, agreements, proposals, promises and representations of the parties respecting any and all subject matter contained herein. No representation or promise hereafter made by a party, nor any modification or amendment of this Agreement, shall be binding upon either party unless in writing and signed by Customer and accepted in writing by an authorized agent of Licensor at its office set forth in this Agreement.

10. NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be deemed given upon personal delivery or five days after the day of postmark thereof if sent by mail, postage prepaid, registered or certified mail, return receipt requested, and addressed to the other party at the address as shown below or at such address as such party from time to time may indicate by written notice given to the other party hereto.

If to Licensor:      PDF Solutions, Inc.
                     333 West San Carlos Street
                     Suite 700
                     San Jose, California 95110
                     U.S.A.
                     Attention:     President
                     Fax:           (408) 280-7915
                     Phone:         (408)280-7900



If to Customer:      Toshiba Corporation
                     *************************
                     *************************
                     Japan
                     Attention:   *************
                                  *************************
                     Fax:         *************

                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


                     Phone:       *************

11. GOVERNING LAW. This Agreement is entered into in, and shall be governed by and construed in accordance with the laws of, the State of California without reference to conflicts of law provisions.

12. SEVERABILITY. The invalidity of unenforceability of any particular provisions of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions had been omitted.

13. HEADINGS AND CAPTIONS. The headings and captions used in this Agreement are for convenience of the parties only and shall in no way define, limit, expand or otherwise affect the meaning of construction of any provision of this Agreement.

14. BINDING EFFECT. Subject to all of the terms and conditions hereof, this Agreement inures to the benefit of and is binding upon the parties hereto and their successors and assigns.

15. ARBITRATION. Any dispute arising in connection with this Agreement shall be amicably settled. Should both parties fail to do so within *********** from the date in which one party sends to the other party a letter describing the dispute, such dispute shall be finally settled by arbitration in accordance of the rules of the International Chamber of Commerce (ICC). Licensor and Customer shall appoint one arbitrator each and the third arbitrator shall be appointed by the other two arbitrators or, failing the agreement between them, by the president of the International Chamber of Commerce within the time limits provided for by the then existing rules of the International Chamber of Commerce. The arbitration shall take place in Honolulu, Hawaii and the arbitrator shall decide all disputes in accordance with equity and good commercial practice and shall not be bound by the law of any jurisdiction of process. The decision of the arbitrators shall be final and unappealable and may be enforced in any country having jurisdiction over the parties or their assets.

16.   ESCROW.

      (a) ESCROW AGENT. Immediately upon execution of this Agreement, Licensor shall deposit with an escrow agent selected by Licensor ("ESCROW AGENT"), the source code language of the Software Product, as well as source code enhancements and modification to the Software Product (together referred to as "SOURCE CODE") within ten (10) days after the same becomes available. Escrow Agent shall act as custodian of the Source Code as long as this Agreement shall be in effect

      Within one (1) month from the date of execution of this Agreement, Licensor shall provide Customer with the evidence of the deposit of Source Code and the copy of the escrow agreement between Licensor and Escrow Agent which specifies the contingent events and procedure effecting disclosure of the deposit to Customer.

      (b)   INSOLVENCY. Upon the occurrence of any one of the following events:

            (i) Liquidation of Licensor or discontinuation of business by Licensor without proper provisions for support to be provided by a third party appointed by Licensor; or

            (ii) Licensor's inability or failure to reasonably support all or any portion of the Software Product within ninety (90) days after receiving written notification of such failure;

Escrow Agent is hereby authorized to provide to Customer, upon Customer's written request, a copy of the portion of the Source Code not so supported.

      (c) USE OF SOURCE CODE. Upon provision by Escrow Agent of a copy of all or any portion of the Source Code to Customer pursuant to Section 16(b), Customer shall only have the right to use the Source Code for the purpose of maintaining the Software Product and for support thereof but only for such purpose and only for the term of this Agreement and for so long as the condition set forth in such Section 16(b) is satisfied. The Source Code shall be deemed to be confidential information as provided in Section 3 hereof with Customer subject to all of the obligations set forth therein with regard to such Source Code.

      (d) AVAILABILITY OF SOURCE PRODUCT AND DIGITAL CONNECTION. Customer shall have the right to continue to purchase the Software Product from Escrow Agent or receiver per term's and conditions of this Agreement.

      IN WITNESS WHEREOF, the parties hereto executed this Agreement on the day and year first written above.



LICENSOR:                              CUSTOMER:

PDF SOLUTIONS, INC.                    TOSHIBA CORPORATION

By:  /s/ P. Steven Melman              By:  /s/ Y. Morimoto
     -----------------------------          ---------------

Name:  P.S. Melman                     Name: Y. Morimoto
       ---------------------------           -----------

Title:  CFO                            Title: CEO Toshiba Semiconductor Company
        --------------------------            ---------------------------------

                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.

                                   SCHEDULE A



                                SOFTWARE PRODUCT



*************

*************

*************

*************

*************

*************

*************

*************

*************





                              DESIGNATED EQUIPMENT





1)    *************************

2)    *************************

3)    *************************

4)    *************************

                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.

                                   SCHEDULE B

                                  LICENSE FEES

      Pursuant to Section 2 of that certain Software Site License Agreement dated as of ************* between PDF Solutions, Inc. and Toshiba Corporation, Toshiba agrees to pay the fees set forth herein for use of the Software Product licensed under the License Agreement:

      1. DEFINITIONS. All defined terms used in this Schedule B shall have the meanings ascribed to them in the Agreement; provided that for purposes of this Schedule B, the following terms shall have the following respective meanings:

            "AVERAGE ANNUAL PEAK USAGE" means the average of the Peak Monthly Usage for the twelve (12) calendar months in any Usage Year.

            "PEAK MONTHLY USAGE" means the highest number of Usage Units determined on any day during a specified Usage Month.

            "PRODUCT USES" with respect to any individual Software Product on any day, shall mean the number of times on such day all users are using or running such individual Software Product. For the purpose of this definition, a time being used shall occur if on a particular day a particular user is using or running a particular Software Product; provided that if at any given time on that day such user is concurrently using or running such Software Product on more than one central processing unit, then each such concurrent use shall count as a separate time being used by such user; provided further that if on a day such user is using or running a Software Product on more than one central processing unit but such uses are at no time concurrent, then all such nonconcurrent uses on such day by such user shall count as one time being used. For example, if user A uses or has running ****** on two central processing units and such uses are concurrent at any time during such day, user B uses or has running ******** on three central processing units during such day but on not more than two central processing units at any given time during such day, and user C uses or has running ****** on two central processing units during such day but such uses are not at any time concurrent, and there are no other users of ********on such day then the number of ******** Product Uses on such day is five (calculated as two times being used for user A, two times being used for user B and one time being used for user C). As other examples, (a) the use by user X of ****** on three separate occasions on the same central processing unit on one day shall count as one time being used and (b) the nonconcurrent use by user Y of ****** on three central processing units shall count as one time being used. Uses of such Software Product shall include all copies of such Software Product being used by Customer, including copies thereof delivered to Customer prior to the execution of this Agreement.

            "USAGE DAY" shall mean the 24 hour period commencing at midnight and ending at the following midnight, *************, Japan time.

            "USAGE MONTH" shall mean any calendar month during any Usage Year.

                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


            "USAGE UNITS" accruing on any specific day shall mean a number equal to (a) *********** of **** Product Uses for such day ****** (b) ***** multiplied by ************************* Product Uses for such day ******* (c) ****
multiplied by ************* Product Uses for such day ***** (d) ***** multiplied by ************************************* Product Uses ******* (e) *****
multiplied by ************************* Product Uses for such day ****** (f) ******* multiplied by ************************************* Product Uses for
such day **** (g) ****** multiplied by ************************* Product Uses for such day ****** (h) ****************** Product Uses for such day (i) ************* ************************* Product uses for such day.

            "USAGE YEAR" shall mean the 12 month period commencing on any Usage Year Commencement Date during the term of this Agreement and ending on the last day of such twelfth month.

            "USAGE YEAR COMMENCEMENT DATE" shall mean January 1, 2001 (the "FIRST USAGE YEAR COMMENCEMENT DATE") and each one year anniversary of such date during the term of this Agreement.

           2. INITIAL LICENSE FEE; ADDITIONAL LICENSE FEE. Within 30 days of each Usage Year Commencement Date during the term of this Agreement Toshiba shall pay PDF the following initial license fee (the "INITIAL LICENSE FEE"): (a) on the First Usage Year Commencement Date, an amount equal to equal to $*************; and (b) on each subsequent Usage Year Commencement Date, an amount equal to $*************. Within 30 days following the end of each Usage Year, Toshiba shall pay, in addition to the Initial License Fee, the following additional license fee (the "ADDITIONAL LICENSE FEE") for such just completed Usage Year corresponding to the Average Annual Peak Usage for such Usage Year:

            AVERAGE ANNUAL
         PEAK USAGE FOR THE                               ADDITIONAL
              USAGE YEAR                                 LICENSE FEE
         ------------------                              -----------

     Greater than *** Usage Units but                   $*************
     less than or equal to *** Usage
     Units

     Greater than *** Usage Units but                   $*************
     less than or equal to **** Usage
     Units

     Greater than *** Usage Units but                   $*************
     less than or equal to **** Usage
     Units

                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


     Greater than *** Usage Units                       $*************

3. U.S. DOLLARS. All Dollar ($) amounts shall refer to United States Dollars. All payments shall be made by wire transfer of immediately available funds to an account specified by Licensor.